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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 Date of report
               (Date of earliest event reported) November 26, 2004

               Bear Stearns Commercial Mortgage Securities II Inc.

             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                     333-108839               20-0121162
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(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)          Identification No.)

383 Madison Avenue, New York, NY                                  10179
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code  (212) 272-2000
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          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01. Other Events

     It is expected that during December 2004, a single series of certificates, entitled Bear Stearns Commercial Mortgage Securities II Inc., Commercial
Mortgage Pass-Through Certificates, Series 2004-PWR6 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and
Servicing Agreement"), to be entered into by and among Bear Stearns Commercial
Mortgage Securities II Inc. (the "Registrant"), Prudential Asset Resources, Inc.
as a Master Servicer, Wells Fargo Bank, National Association as a Master
Servicer, as Certificate Administrator and as Tax Administrator, ARCap
Servicing, Inc. as Special Servicer, LaSalle Bank National Association as
Trustee and ABN AMRO Bank N.V., as Fiscal Agent. Certain classes of the
Certificates (the "Underwritten Certificates") will be registered under the
Registrant's registration statement on Form S-3 (no. 333-108839) and sold to
Bear, Stearns & Co. Inc., ("BSCI"), Morgan Stanley & Co. Incorporated ("MSCI"),
Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS") and Wells Fargo
Brokerage Services, LLC ("WFBS", and together with BSCI, MLPFS and MSCI, the
"Underwriters") pursuant to an underwriting agreement (the "Underwriting
Agreement") to be entered into by and between the Registrant and the
Underwriters.

     In connection with the expected sale of the Underwritten Certificates, the
Registrant has been advised that one or more of the Underwriters have furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the
Securities and Exchange Commission (the "Commission") to Kidder, Peabody
Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder
Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public
Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

     The Computational Materials and/or ABS Term Sheets attached hereto have been prepared and provided to the Registrant by one or more of the Underwriters.
The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term
Sheets previously filed by the Registrant with respect to the Underwritten
Certificates are inconsistent with the Computational Materials and ABS Term
Sheets attached hereto, such previously filed Computational Materials and ABS
Term Sheets are superseded by the Computational Materials and ABS Term Sheets
attached hereto.

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Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

     Not applicable.

(b)  Pro forma financial information:

     Not applicable.

(c)  Exhibits:

Exhibit No.       Description

99.1              Computational Materials and/or ABS Term Sheets

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  November 30, 2004

                                       BEAR STEARNS COMMERCIAL MORTGAGE
                                       SECURITIES II INC.

                                       By: /s/ J. Christopher Hoeffel
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                                           Name:  J. Christopher Hoeffel
                                           Title: President

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                                  EXHIBIT INDEX

     The following exhibits are filed herewith:

Exhibit No.
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99.1              Computational Materials and/or ABS Term Sheets

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